UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2010
WESTMORELAND COAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-11155	23-1128670

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 North Cascade Avenue, 2nd Floor, Colorado Springs, CO	80903

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (719) 442-2600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On November 8, 2010, Westmoreland Coal Company (the “Company”) issued a press release announcing its financial results for the three months ended September 30, 2010. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
On November 8, 2010, beginning at 10:00 a.m. Eastern Time, the Company hosted a conference call with investors to discuss the Company’s financial and operating results for the three months ended September 30, 2010. The conference call was made available to the public via conference call and webcast. The transcript of the conference call is attached hereto as Exhibit 99.2.
The information in this Current Report on Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 8, 2010

99.2	Transcript of Investor Conference Call

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY
Date: November 12, 2010	By:	/s/ Kevin A. Paprzycki
Kevin A. Paprzycki,
Chief Financial Officer (a duly authorized officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 8, 2010

99.2	Transcript of Investor Conference Call